Morgan Stanley Tax-Exempt Securities Trust
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003

Security   Date     Price    Shares    %of    Total       Purcha Broker
           of       Of       Purchase  Assets Issued      sed
           Purcha   Shares   d                            By
           se                                             Fund

Dallas-Ft. 05/01/   Various  $10,000,  0.65%  $1,457,700  0.69%  JPMorg
Worth TX   03                000              ,000               an;
Internatio                                                       Estrad
nal - AMT                                                        a
Airport,                                                         Hinojo
Series                                                           sa &
2003 A,                                                          Compan
FSA                                                              y,
(Aaa/AAA)                                                        Inc.;
                                                                 M.R.
                                                                 Beal &
                                                                 Compan
                                                                 y; RBC
                                                                 Dain
                                                                 Rausch
                                                                 er
                                                                 Inc.;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 ord
                                                                 Shank
                                                                 & Co.
                                                                 LLC;
                                                                 A.G.
                                                                 Edward
                                                                 s &
                                                                 Sons,
                                                                 Inc.;
                                                                 APEX/P
                                                                 ryor
                                                                 Securi
                                                                 ties;
                                                                 Bear,
                                                                 Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc.;
                                                                 Citigr
                                                                 oup;
                                                                 Goldma
                                                                 n,
                                                                 Sachs
                                                                 & Co.;
                                                                 Lehman
                                                                 Brothe
                                                                 rs;
                                                                 Merril
                                                                 l
                                                                 Lynch
                                                                 & Co.;
                                                                 Morgan
                                                                 Keegan
                                                                 & Co.,
                                                                 Inc.;
                                                                 Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.;
                                                                 Southw
                                                                 est
                                                                 Securi
                                                                 ties

South      05/23/   Various  $10,000,  0.65%  $335,030,0  2.99%  Goldma
Carolina   03                000              00                 n,
Public                                                           Sachs
Service                                                          & Co.;
Auth.                                                            Bear,
Series                                                           Stearn
2003 A,                                                          s &
Ambac                                                            Co.
(Aaa/AAA)                                                        Inc.;
                                                                 Citigr
                                                                 oup

New Jersey 06/27/   Various  $25,000,  1.63%  $1,528,990  1.65%  Bear,
Turnpike   03                000              ,000               Stearn
Authority,                                                       s &
Series                                                           Co.
2003 A,                                                          Inc.;
FGIC                                                             Citigr
(Aaa/AAA)                                                        oup
                                                                 Global
                                                                 Market
                                                                 s
                                                                 Inc.;
                                                                 Commer
                                                                 ce
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 Inc.;
                                                                 Goldma
                                                                 n,
                                                                 Sachs
                                                                 & Co.;
                                                                 Lehman
                                                                 Brothe
                                                                 rs;
                                                                 Merril
                                                                 l
                                                                 Lynch
                                                                 & CO.;
                                                                 UBS
                                                                 Financ
                                                                 ial
                                                                 Servic
                                                                 es
                                                                 Inc.;
                                                                 Wachov
                                                                 ia
                                                                 Bank,
                                                                 Nation
                                                                 al
                                                                 Associ
                                                                 ation;
                                                                 Advest
                                                                 ,
                                                                 Inc.;
                                                                 Bergen
                                                                 Capita
                                                                 l,
                                                                 Inc.;
                                                                 Blaylo
                                                                 ck &
                                                                 Partne
                                                                 rs,
                                                                 L.P.;
                                                                 Elteko
                                                                 n
                                                                 Securi
                                                                 ties,
                                                                 LLC;
                                                                 First
                                                                 Americ
                                                                 an
                                                                 Munici
                                                                 pals,
                                                                 Inc.;
                                                                 The
                                                                 GMS
                                                                 Group
                                                                 LLC;
                                                                 Janney
                                                                 Montgo
                                                                 mery
                                                                 Scott
                                                                 Inc.;
                                                                 J.B.
                                                                 Hanaue
                                                                 r &
                                                                 Co.;
                                                                 Legg
                                                                 Mason
                                                                 Wood
                                                                 Walker
                                                                 ,
                                                                 Inc.;
                                                                 Loop
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 LLC;
                                                                 M.R.
                                                                 Beal &
                                                                 Compan
                                                                 y; PNC
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s;
                                                                 Powell
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 Inc.;
                                                                 Prager
                                                                 ,
                                                                 Sealy
                                                                 & Co.,
                                                                 LLC;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ,
                                                                 Inc.;
                                                                 Raymon
                                                                 d
                                                                 James
                                                                 &
                                                                 Associ
                                                                 ates,
                                                                 Inc.;
                                                                 Roosev
                                                                 elt &
                                                                 Cross,
                                                                 Inc.;
                                                                 Ryan,
                                                                 Beck &
                                                                 Co.,
                                                                 LLC;
                                                                 Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.;
                                                                 Sturdi
                                                                 vant &
                                                                 Co.,
                                                                 Inc.

NYC        02/13/   Various  7,000,00  0.58%  $604,125,0  1.160% Merril
Transtitio 03                0                00                 l
nal                                                              Lynch
Finance                                                          & Co.;
Authority,                                                       JPMorg
2003 Ser D                                                       an;
MBIA                                                             Lehman
(Aaa/AAA)                                                        Brothe
                                                                 rs;
                                                                 Advest
                                                                 /Leben
                                                                 thal;
                                                                 Bear,
                                                                 Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc.;
                                                                 RBC
                                                                 Dain
                                                                 Rausch
                                                                 er
                                                                 Inc.;
                                                                 First
                                                                 Albany
                                                                 Corpor
                                                                 ation;
                                                                 Goldma
                                                                 n,
                                                                 Sachs
                                                                 & Co.;
                                                                 UBS
                                                                 PaineW
                                                                 ebber
                                                                 Inc.;
                                                                 Ramire
                                                                 z &
                                                                 CO.,
                                                                 Inc.;
                                                                 Salomo
                                                                 n
                                                                 Smith
                                                                 Barney
                                                                 ; CIBC
                                                                 World
                                                                 Market
                                                                 s;
                                                                 Commer
                                                                 ce
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 Inc.;
                                                                 A.G.
                                                                 Edward
                                                                 s &
                                                                 Sons,
                                                                 Inc.;
                                                                 Jackso
                                                                 n
                                                                 Seucir
                                                                 ites
                                                                 Inc.;
                                                                 Legg
                                                                 Mason
                                                                 Wood
                                                                 Walker
                                                                 ,
                                                                 Incorp
                                                                 orated
                                                                 ; Loop
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 LLC;
                                                                 Pruden
                                                                 tial
                                                                 Securi
                                                                 ties;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ;
                                                                 Raymon
                                                                 d
                                                                 James
                                                                 &
                                                                 Associ
                                                                 ates,
                                                                 Inc.;
                                                                 Roosev
                                                                 elt &
                                                                 Cross
                                                                 Incorp
                                                                 orated
                                                                 ;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 or
                                                                 Shank